UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2012

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-169372

(Commission File Number)

26-1251524

(IRS Employer Identification No.)

227 West Monroe, 27th Floor, Chicago, IL 60606

(312) 292-5000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Early Tender Offer Results

On October 9, 2012, Ryerson Holding Corporation (the “Company”) announced that, as part of its previously announced cash tender offer (the “Tender Offer”) for any and all of its outstanding 14 1/2% Senior Discount Notes due 2015 (the “Notes”) and the related consent solicitation (together with the Tender Offer, the “Offer”), as of 5:00 p.m., New York City time, on October 9, 2012, $482.850 million in aggregate principal amount of the Notes, representing approximately 99.97% of the aggregate principal amount then outstanding of the Notes, had been tendered.

The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference as if set forth in full.

In connection with the Offer, on October 10, 2012, the Company entered into a Supplemental Indenture (the “Supplemental Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee, amending the indenture, dated as of January 29, 2010, by and between the Company and Wells Fargo Bank, National Association, as trustee, relating to the Notes (the “Indenture”). Pursuant to the Supplemental Indenture, the Indenture is amended to, among other things, (i) eliminate most of the restrictive covenants and certain of the events of default contained in the Indenture and (ii) permit a notice of redemption to holders whose notes are to be redeemed to be provided at least 3 days before a redemption date.

The Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference as if set forth in full.

Neither the press release nor this Current Report on Form 8-K constitutes an offer to purchase, a solicitation of an offer to purchase or a solicitation of consents with respect to any securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

4.1	Supplemental Indenture, dated as of October 10, 2012, by and between Ryerson Holding Corporation and Wells Fargo Bank, National Association, as trustee.

99.1	Press Release, dated October 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2012

RYERSON HOLDING CORPORATION

By:	/s/ Erich S. Schnaufer
Name: Erich S. Schnaufer
Title: Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Supplemental Indenture, dated as of October 10, 2012, by and between Ryerson Holding Corporation and Wells Fargo Bank, National Association, as trustee.

99.1	Press Release, dated October 9, 2012